Filed pursuant to Rule 497(e)
Registration Nos. 33-47508/811-06653

Supplement to
The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund
Prospectuses dated September 30, 2017
for each of the Class J Shares and Class I Shares, Class R Shares, and Class Y Shares

September 30, 2017

Robert F. Zagunis, the Vice President and Secretary of The Jensen Portfolio, Inc. doing business as the Jensen Quality Growth Fund (the “Fund”), and the Chairman, Vice President and a director and an owner of 44% of outstanding shares of the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Investment Adviser”), will retire and sell his entire equity interest to the Investment Adviser on or about February 28, 2018.  Effective as of the date Mr. Zagunis sells his shares back to the Investment Adviser, Mr. Zagunis will retire and resign as the Secretary and Vice President of the Fund and as Chairman and Vice President of the Investment Adviser and as a member of the Investment Adviser’s seven-person investment committee which is responsible for the Fund’s investment decisions.  Mr. Zagunis also will resign from the Investment Adviser’s board of directors.

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment advisory agreement with the Investment Adviser terminates automatically upon its assignment, which is deemed to include any change in control of the Investment Adviser.  Mr. Zagunis’ sale of his shares of the Investment Adviser to the Investment Adviser, when completed, will result in a change in control of the Investment Adviser under the 1940 Act and, accordingly, the Fund’s investment advisory contract with the Investment Adviser will automatically terminate as provided under the 1940 Act.

Following Mr. Zagunis’ retirement, the Fund will continue to be managed by the remaining six members of the Adviser’s investment committee.  The percentage ownership of the Adviser by Eric H. Schoenstein and Robert D. McIver, two of the Investment Adviser’s Managing Directors and members of its investment committee, will increase to 34% and 26%, respectively, after the change in control.  As a result, each of them will be presumed to be a control person of the Investment Adviser.

At a special meeting of shareholders scheduled for November 13, 2017, shareholders of record of the Fund as of August 31, 2017 will vote on a proposal to approve a new investment advisory contract between the Fund and the Fund’s Investment Adviser, and on other proposals including the election of the Fund’s directors and a change in the Fund’s name.  The proposed new investment advisory agreement would become effective as of the date of the change in control of the Fund’s Investment Adviser, which is expected to occur on or about February 28, 2018.  There are no changes in the investment advisory fees to be paid by the Fund or the services provided by the Investment Adviser under the proposed new investment advisory contract.  A proxy statement describing the proposals was mailed on September 25, 2017 to the Fund’s record-date shareholders and is available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Please retain this supplement for future reference.